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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)         October 5, 1998
                                                  ------------------------------


                                   INTUIT INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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

          Delaware                       0-21180                 77-0034661
-----------------------------          ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)
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
           2535 Garcia Avenue
      Mountain View, California                                     94025
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(Address of principal executive offices)                          (Zip Code)
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Registrant's telephone number, including area code          (650) 944-6000
                                                       -------------------------

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Item 5:  Other Events

         Amendment and Restatement of Stockholder Rights Plan.

         On October 5, 1998, Intuit Inc. (the "Company") amended and restated the Rights Agreement, dated as of May 1, 1998 ("Original Agreement"), between the Company and American Stock Transfer and Trust Company, as Rights Agent. The amendments to the Original Agreement included, among other things, removal of "continuing director" provisions, which had allowed the Intuit Board of Directors to take certain actions regarding the Original Agreement following a 20% acquisition of Company shares provided that a majority of directors in office after the acquisition event had been in office immediately prior to the acquisition event. The Amended and Restated Rights Agreement, attached hereto as
Exhibit 4.1, includes as Exhibit C thereto a summary of the rights, as amended.



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Item 7:  Financial Statements and Exhibits.

         (c)  Exhibits

              4.1 Amended and Restated Rights Agreement, dated as of October
                  5, 1998, between the Company and American Stock Transfer and Trust Company, as Rights Agent, which includes as Exhibit A the Form of Certificate Stock, as Exhibit B the Form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. The Rights Certificates will not be distributed until after the Distribution Date (as such term is defined in the Rights Agreement). (Incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ending July 31, 1998, filed with the Securities and Exchange Commission on October 6, 1998.)



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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 1998

                                INTUIT INC.



                                 By: /s/ Greg J. Santora
                                      ------------------------------------------
                                      Greg J. Santora
                                      Vice President and Chief Financial Officer




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                                  EXHIBIT INDEX

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Exhibit
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
4.1 Amended and Restated Rights Agreement, dated as of October 5, 1998, between the Company and American Stock Transfer and Trust Company, as Rights Agent, which includes as Exhibit A the Form of Certificate Stock, as Exhibit B the Form of Rights Certificate and as Exhibit C the Summary of Rights to Purchase Preferred Shares. The Rights Certificates will not be distributed until after the Distribution Date (as such term is defined in the Rights Agreement). (Incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ending July 31, 1998, filed with the Securities and Exchange Commission on October 6, 1998.)

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